Supplement to
Fidelity's Government Bond Funds
September 29, 2006
Prospectus

Effective October 24, 2006, Fidelity® Government Income Fund will be composed of multiple classes of shares. References to the fund are deemed to include class where applicable. The features and policies related to your shares of the fund will not change.

The following information replaces the biographical information found in the "Fund Management" section on page 28.

Brett Kozlowski is vice president and manager of Intermediate Government Income Fund, which he has managed since October 2006. He also manages other Fidelity funds. Since joining Fidelity in 1997, Mr. Kozlowski has worked as a portfolio analyst. Prior to working as a fixed-income analyst, Mr. Kozlowski was a trader in the Fixed Income Group.

GVT-06-02 October 27, 2006
1.477036.121

Supplement to the

Fidelity's Government Bond Funds

Fidelity® Ginnie Mae Fund
Fidelity Government Income Fund
Fidelity Intermediate Government Income Fund

Funds of Fidelity Income Fund

STATEMENT OF ADDITIONAL INFORMATION

September 29, 2006

Effective October 24, 2006, Fidelity Government Income Fund will be composed of multiple classes of shares. References to the fund are deemed to include class where applicable. The features and policies related to your shares of the fund will not change.

GVTB-06-02 October 27, 2006
1.708978.116